Note 14 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

14. Commitments and Contingencies:

(a) Time charters: At December 31, 2021, future minimum contractual time charter revenues assuming 365 revenue days per annum per vessel and the earliest redelivery dates possible, based on vessels’ committed, non-cancellable, time charter contracts, are as follows:

Year ending December 31,	Amount
2022	$801,740
2023	714,743
2024	621,843
2025	425,105
2026	235,837
2027 and thereafter	444,182
Total	$3,243,450

The above calculation includes the time charter arrangements of the Company’s vessels in operation as at December 31, 2021, of one secondhand container vessel that the Company had agreed to acquire (Note 7) during the year end December 31, 2021 and was delivered in January 2022 (Note 22(f)), but excludes the time charter arrangements of: 15 dry bulk vessels in operation for which their time charter rate is index-linked, eight container vessels under construction (Note 7) and eight dry bulk vessels for which the Company had not secured employment as of December 31, 2021. These arrangements as at December 31, 2021, have remaining terms of up to 117 months.

(b) Capital Commitments: Capital commitments of the Company as at December 31, 2021 were $0.8 billion in the aggregate, consisting of payments through the Company’s equity (i) in relation to the eight container vessels under construction discussed in Note 7, (ii) in relation to the balance amount payable for the acquisition of the dry bulk vessel Belstar (Note 7 and 22(e)) and (iii) in relation to the acquisition cost of the dry bulk vessel Universal Bremen (Note 7 and 22(e)).

(c) Debt guarantees with respect to entities formed under the Framework Deed: As of December 31, 2021, following the transaction discussed in Note 10, Costamare does not guarantee any loan with respect to entities formed under the Framework Deed. As of December 31, 2020 Costamare had agreed to guarantee 100% of the debt of Ainsley Maritime Co. ($60,214), Ambrose Maritime Co. ($63,975), Kemp Maritime Co. ($61,250), Hyde Maritime Co. ($60,667) and Skerrett Maritime Co. ($61,750), which were formed under the Framework Deed and are the owners of Cape Kortia, Cape Sounio, Cape Akritas, Cape Tainaro and Cape Artemisio, respectively. As security for providing the guarantee, in the event that Costamare was required to pay under any guarantee, Costamare would have been entitled to acquire all of the shares in the entities for whose benefit the guarantee was issued that it did not already own for nominal consideration.

(d) Other: Various claims, suits, and complaints, including those involving government regulations, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the income of the Company’s vessels. Currently, management is not aware of any such claims not covered by insurance or contingent liabilities, which should be disclosed, or for which a provision has not been established in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities not covered by insurance which should be disclosed or for which a provision should be established in the accompanying consolidated financial statements.

The Company is covered for liabilities associated with the vessels’ operations up to the customary limits provided by the Protection and Indemnity (“P&I”) Clubs, members of the International Group of P&I Clubs.